EXHIBIT 10.31.6 First Amendment to Exchange Agreement, dated May 22, 2003, between Eurotech, Ltd. and Woodward, LLC


                      FIRST AMENDMENT TO EXCHANGE AGREEMENT

         This FIRST AMENDMENT TO EXCHANGE AGREEMENT (this "Amendment"), dated as of May 22, 2003, is by and among Eurotech, Ltd., a District of Columbia corporation (the "Company") and Woddward LLC, an entity organized and existing under the laws of the Cayman Islands ("Woodward"). The Company and Woodward are collectively referred to herein as the "Parties."

                                    RECITALS

         WHEREAS, the Parties are the parties to that certain Exchange Agreement, dated March 27, 2003 (the "Exchange Agreement") by and among the Parties;

         WHEREAS, pursuant to Section 9(f) of the Exchange Agreement, the Parties must agree in writing to any modification or amendment to the Exchange Agreement; and

         WHEREAS, the Parties desire to make certain amendments to the Exchange Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and of the representations, warranties, covenants and agreements contained in the Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties hereby amend the Exchange Agreement as follows:

         1. DEFINED TERMS. Unless defined herein, all capitalized terms used herein shall have the meanings ascribed such terms in the Exchange Agreement.

         2. AMENDMENT TO RECITAL A - EXCHANGED STOCK. In order to effect the understanding and agreement of the Parties as to the accurate number of shares of Exchanged Stock, Recital A to the Exchange Agreement is hereby deleted in its entirety and replaced with the following:

         "A. Woodward is the (i) owner of good and marketable title to 25,000 shares of the Eurotech Series A Preferred Stock, and (ii) holder of the right to have issued to it 11,475 shares of the Eurotech Series B Preferred Stock, in each case free and clear of all liens and encumbrances (such shares and rights, the "Exchanged Stock")."

         3. ADDITIONAL AMENDMENTS. The Parties hereby make and agree to all conforming amendments and modifications to the Exchange Agreement necessary to reflect amendments to the Exchange Agreement effected by this Amendment.

         4. NO FURTHER AMENDMENT. Except as amended by this Amendment, the Exchange Agreement shall remain unchanged and in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by facsimile, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                        EUROTECH, LTD.


                                        By: /s/ Don V. Hahnfeldt
                                            -------------------------
                                            Name:  Don V. Hahnfeldt
                                            Title: President



                                        WOODWARD LLC


                                        By: /s/ Arlene de Castro  /s/ Ioka Bobb
                                            ------------------------------------
                                            Name: Arlene de Castro and Ioka Bobb
                                            for Navigator Management Ltd.
                                            Title: Director



            [End of Signature Page to Amendment to Exchange Agreement